UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2010

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100

Spokane, WA 99201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 27, 2010, Clearwater Paper Corporation (“Clearwater Paper”) completed its acquisition of Cellu Tissue Holdings, Inc. (“Cellu Tissue”). On December 28, 2010, Clearwater Paper filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the consummation of the acquisition. Clearwater Paper is filing this amendment to the Initial Report for the purpose of providing the historical financial statements of Cellu Tissue described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Cellu Tissue as of and for the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010, and the unaudited condensed consolidated financial statements of Cellu Tissue as of and for the three and six months ended August 26, 2010 and August 27, 2009, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is attached hereto as Exhibit 99.2:

i. unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009; and

ii. notes to the foregoing unaudited pro forma condensed combined financial statements.

The unaudited pro forma financial information attached as Exhibit 99.2 has been prepared for the purpose of illustrating the pro forma effects of the acquisition and related financing transactions. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009 give effect to the acquisition and related financing transactions as if they had occurred on the first day of each period. All pro forma information has been prepared for informational purposes only and does not purport to be indicative of the results that would have occurred if the acquisition and related financing transactions actually occurred on the dates indicated or the results which may occur in the future.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Cellu Tissue for the fiscal year ended February 29, 2008.

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Cellu Tissue for the fiscal years ended February 28, 2009 and 2010.

99.1	Audited consolidated financial statements of Cellu Tissue as of February 28, 2009 and 2010 and for the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010 and the unaudited condensed consolidated financial statements of Cellu Tissue as of August 26, 2010 and for the three and six months ended August 27, 2009 and August 26, 2010; and notes thereto.

99.2	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009; and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2011

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for Cellu Tissue for the fiscal year ended February 29, 2008.

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Cellu Tissue for the fiscal years ended February 28, 2009 and 2010.

99.1	Audited consolidated financial statements of Cellu Tissue as of February 28, 2009 and 2010 and for the fiscal years ended February 29, 2008, February 28, 2009 and February 28, 2010 and the unaudited condensed consolidated financial statements of Cellu Tissue as of August 26, 2010 and for the three and six months ended August 27, 2009 and August 26, 2010; and notes thereto.

99.2	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009; and notes thereto.